UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☑	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))
☐	Definitive Information Statement

MABWE MINERALS INC.

  (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

MABWE MINERALS INC.

400 Rinehart Road

#1000, Lake Mary, FL 32746

(407) 477-5618

Notice of Action by Written Consent of Shareholders to be Effective August __, 2015

Dear Stockholder:

Mabwe Minerals Inc. d/b/a Fonon Corporation, a Wyoming corporation. (the "Company"), hereby notifies our stockholders of record on July __, 2015 that stockholders holding approximately 65% of the voting power have approved, by written consent in lieu of a special meeting on June 10, 2015 the following proposals:

Proposal	1	To amend the Articles of Incorporation to effect a reverse stock split of the common stock, $.001 par value, of the Company by a ratio of one-for-ten

Proposal	2	To change the domicile of the Company from Wyoming to Delaware

Proposal	3	To change the name of the Company to Fonon Corporation

This Information Statement is first being mailed to our stockholders of record as of the close of business on July __, 2015. The action contemplated herein will not be effective until August __, 2015, a date which is at least 20 days after the date on which this Information Statement is first mailed to our stockholders of record.  You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate action is taken by consent of the holders of a majority of the shares outstanding, and pursuant to Wyoming law and the Company’s bylaws permit holders of a majority of the voting power to take a stockholder action by written consent. Proxies are not being solicited because stockholders holding approximately 65% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.

Exhibit A Certificate of Incorporation for Fonon Corporation

Exhibit B Bylaws of Fonon Corporation

Exhibit C Stock Purchase and Asset Sale Agreement Between Mabwe Minerals Inc. and Fonon Technologies, Inc.

/s/ Dmitriy Nikitin
President and Chief Executive Officer

400 Rinehart Road
#1000, Lake Mary, FL 32746
July __, 2015

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MABWE MINERALS INC.

400 Rinehart Roa

#1000, Lake Mary, FL 32746

  INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the stockholders of Mabwe Minerals Inc. d/b/a Fonon Corporation, a Wyoming corporation (the “Company”), in connection with a 1:10 reverse split of the Company’s common stock, par value $.001 per share (“Common Stock”), the change of name of the Company to Fonon Corporation, a change of the Company's domicile from Wyoming to Delaware and adoption of a new Certificate of Incorporation in place of its former Articles of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On May 7, 2015 our Board of Directors approved and, on June 10, 2015 the holders of a majority of our voting capital stock approved a change of name of the Company to Fonon Corporation, a change of the Company's domicile from Wyoming to Delaware and adoption of a new Certificate of Incorporation. We will, when permissible following the expiration of the 20 day period mandated by Rule 14C of the Exchange Act and the provisions of the Delaware General Corporation Law ("DGCL"), file the new Certificate of Incorporation with the Delaware Secretary of State’s Office. The Certificate of Incorporation will become effective upon such filing, and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

Voting Securities

As of the date of this Information Statement, our voting securities consist of our common stock, par value $0.001 per share, of which 465,700,000 shares are outstanding. Approval of the Amendment requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding at July __, 2015 (the “Record Date”).  The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

Stockholders who beneficially own an aggregate of 325,241,608 shares of our Common Stock, or approximately 69% of the 465,700,000 issued and outstanding shares of our Common Stock are the “Consenting Stockholders” or 65% of our capital stock on a fully diluted basis. The Consenting Stockholders have the power to vote all of their shares of our Common Stock, which number constitutes the majority of the issued and outstanding shares of our Common Stock on the date of this Information Statement. The Consenting Stockholders have consented to the proposed action set forth herein and had and have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

The approval of this action by written consent is made possible by Section 17-16-704 of the Wyoming Business Corporation Act which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, June be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

Pursuant to Section 17-16-704 of the Wyoming Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as such notice. This Information Statement will be mailed on or about July __, 2015 to stockholders of record as of the Record Date, and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters' Right of Appraisal

The Wyoming Business Corporation Act does not provide for dissenter's rights of appraisal in connection with the proposed actions nor have we provided for appraisal rights in our Articles of Incorporation or Bylaws.

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PROPOSAL 1 - AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY

Our Board of Directors has unanimously approved and adopted, subject to stockholder approval, a reverse stock split of the Company’s Common Stock. Pursuant to the proposed Reverse Split, ten outstanding shares of Common Stock will be combined and become one share of Common Stock (the “Reverse Split”).

As of July __, 2015, the Company had 465,700,000 shares of Common Stock issued and outstanding. Based on the number of shares currently issued and outstanding, immediately following the Reverse Split the Company will have approximately 46,570,000 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares and the issuance of an additional 65,000,000 post-split shares of Common Stock to be issued to Fonon Corporation under the Stock Purchase Agreement).

The par value of the Common Stock will not be changed in connection with the Reverse Split. The Board determined that the availability of additional shares was necessary in order for the Company to satisfy existing contractual obligations under the Stock Purchase Agreement and to consummate future financing transactions or business combinations. The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for general corporate purposes.

When implemented, the Reverse Split will be realized simultaneously and in the same ratio for all shares of the Common Stock. All holders of Common Stock will be affected uniformly by the Reverse Split, which will have no effect on the proportionate holdings of any of our stockholders, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. In lieu of issuing fractional shares, the Company will round up in the event a stockholder would be entitled to receive less than one share of Common Stock as a result of the Reverse Split. In addition, the split will not affect any holder of Common Stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable. The number of authorized and issued shares of the Company’s various series of preferred stock will not be affected in any way by the Reverse Split.

When implemented by the Board, the Reverse Split will be effective upon the filing of an Amendment to the Restated Certificate (the “Restated Certificate”) to the Articles of Incorporation with the Secretary of State of the State of Wyoming. The Board of Directors will determine the actual time of filing of the Restated Certificate.

The following chart reflects the changes in our capital structure following the reverse split, the top row reflecting the pre-split capital structure and the bottom row reflecting the post-split capital structure:

Authorized Shares of Common Stock	Issued and Outstanding Shares	Reserved but Unissued	Available for Issuance
500,000,000	465,700,000	0	34,300,000
500,000,000	46,570,000	0	453,430,000

Reasons for the Reverse Split

The primary purpose for effecting the Reverse Split is to increase the number of available shares under the Stock Purchase Agreement to allow us to issue to Fonon Technologies an additional 165,000,000 shares of our common stock on a post-split basis split to achieve ownership by Fonon Technologies of 97,524,161 shares or 85% of the Company's 115,000,000 post-split issued and outstanding shares of capital stock on a fully diluted basis, which includes a warrant issued to Al Pietrangelo, former President of the Company, to purchase 12,500,000 shares of the Company's common stock for a period of two years at an exercise price of .001 per share.

In determining to authorize the Reverse Split, and in light of the foregoing, our Board of Directors considered, among other things, that in the event that the Company engages in acquisitions or is spun out eventually fewer shares should result in a higher per share price of our Common Stock, which might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that June consider investing in the Company. In theory, the Reverse Split should cause the trading price of a share of our Common Stock after the Reverse Split to be ten times what it would have been if the Reverse Split had not taken place. However, this will not necessarily be the case.

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In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers June be reluctant to recommend lower-priced stocks to their clients, or June discourage their clients from purchasing such stocks. Other investors June be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. Our Board of Directors believes that, to the extent that the price per share of our Common Stock remains at a higher per share price as a result of the Reverse Split, some of these concerns June be ameliorated. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of the Common Stock.

In evaluating whether or not to authorize the Reverse Split, in addition to the considerations described above, our Board of Directors also took into account various negative factors associated with reverse stock splits. These factors include:

•	the negative perception of reverse stock splits held by some investors, analysts and other stock market participants;

•	the fact that the stock price of some companies that have implemented reverse stock splits has subsequently declined back to pre-reverse stock split levels; and

•	the adverse effect on liquidity that might be caused by a reduced number of shares outstanding, and the potential concomitant downward pressure decreased liquidity could have on the trading price.

Also, other factors such as our financial results, market conditions and the market perception of our business June adversely affect the market price of our Common Stock. As a result, there can be no assurance that the price of our Common Stock would be maintained at the per share price in effect immediately following the effective time of the Reverse Split. There also can be no assurance that the total market capitalization of the Company following the Reverse Split will be higher than the market capitalization preceding the split or that an increase in our trading price, if any, would be sufficient to generate investor interest.

Stockholders should recognize that if the Reverse Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Split divided by ten). While we expect that the Reverse Split will result in an increase in the per share price of our Common Stock, the Reverse Split June not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also June not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that June be unrelated to the number of shares outstanding. The history of similar reverse splits for companies in similar circumstances is varied.

If the Reverse Split is effected and the per share price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization June be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

In addition, the Reverse Split will likely increase the number of stockholders who own “odd lots” (stock holdings in amounts of less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Any reduction in brokerage commissions resulting from the Reverse Split June be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the split.

Finally, following the Reverse Split the number of authorized but unissued shares of our Common Stock relative to the number of issued shares of our Common Stock will be increased. This increased number of authorized but unissued shares of our Common Stock could be issued by the Board without further stockholder approval, which could result in dilution to the holders of our Common Stock. The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. The Reverse Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company.

Principal Effects of the Reverse Split

General

The Reverse Split will affect all of holders of our Common Stock uniformly and will not change the proportionate equity interests of such stockholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split, as described below.

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Exchange Act Matters

Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently traded, and following the Reverse Split will continue to be traded, on the OTCQB under the symbol “________”, subject to our continued satisfaction of the OTCQB listing requirements. Note, however, that the CUSIP number for our Common Stock will change in connection with the Reverse Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Number of Shares of Common Stock and Number of Stockholders

The Reverse Split would have the following effects on the number of shares of Common Stock:

1. Each ten shares of our Common Stock owned by a stockholder immediately prior to the Reverse Split would become one share of Common Stock after the Reverse Split;

2. All outstanding but unexercised options and warrants entitling the holders thereof to purchase shares of our Common Stock will enable such holders to purchase, upon exercise of their options or warrants, one-tenth of the number of shares of our Common Stock that such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Split, at an exercise price equal to ten times the exercise price specified before the Reverse Split, resulting in approximately the same aggregate exercise price being required to be paid upon exercise thereof immediately preceding the Reverse Split; and

3. The number of shares of our Common Stock reserved for issuance (including the maximum number of shares that June be subject to options) under our stock option plan will be reduced to one-tenth of the number of shares currently included in such plan.

Rounding in Lieu of Issuing Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Split. Instead, the Company will round up to the nearest whole share any stockholder’s share ownership to the extent such stockholder would be entitled to receive less than one share of Common Stock or greater as a result of the Reverse Split.

Accounting Matters

The Reverse Split will not affect total stockholders’ equity on our balance sheet. However, because the par value of our Common Stock will remain unchanged, the components that make up total stockholders’ equity will change by offsetting amounts. As a result of the Reverse Split, the stated capital component attributable to our Common Stock will be reduced to an amount equal to one-tenth of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net loss and net book value per share of our Common Stock will be increased as a result of the Reverse Split because there will be fewer shares of our Common Stock outstanding.

Procedure for Effecting the Reverse Split and Filing the Certificate of Amendment

Generally

The Reverse Split and related amendment to the Articles of Incorporation, our Board of Directors will file the Certificate of Amendment effecting the Reverse Split with the Secretary of State of the State of Delaware. The Reverse Split will become effective as of 5:00 p.m. eastern standard time on the date of filing, which time on such date will be referred to as the “effective time.” At the effective time, each ten shares of Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-Reverse Split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-Reverse Split shares. However, a stockholder will not be entitled to receive any dividends or distributions payable after the Certificate of Amendment is effective until that stockholder surrenders and exchanges his or her certificates.

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First American Stock Transfer Company, Inc., the Company’s transfer agent (the “Transfer Agent”), will act as exchange agent for purposes of implementing the exchange of stock certificates, and is sometimes referred to as the “exchange agent.” As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-Reverse Split shares in exchange for certificates representing post-Reverse Split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-Reverse Split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-Reverse Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

In connection with the Reverse Split, our Common Stock will change its current CUSIP number. This new CUSIP number will appear on any new certificates representing post-Reverse Split shares of our Common Stock.

Street Name and Book-Entry Holders

Upon the Reverse Split, the Company intends to treat shares held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers and other nominees will be instructed to effect the Reverse Split for their beneficial holders. These brokers, banks and other nominees June have other procedures for processing the transaction, however, and stockholders holding in street name are encouraged to ask their brokers, banks or other nominees any questions they June have regarding such procedures.

Stockholders who hold some or all of their shares in electronic book-entry form with the Transfer Agent do not have certificates evidencing their ownership and need not take any action to receive their post-Reverse Split shares. Rather, a statement will be sent automatically to any such stockholder’s address of record indicating the effects of the transaction, including the number of shares of Common Stock held following the Reverse Split.

Certain U.S. Federal Income Tax Consequences

The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those stockholders who hold their pre-Reverse Split shares as “capital assets” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and will hold the post-Reverse Split shares as capital assets. This discussion does not address all U.S. federal income tax considerations that June be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult his, her or its own tax advisor as to the particular facts and circumstances that June be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Split.

The Reverse Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result,

•	Stockholders should not recognize any gain or loss as a result of the Reverse Split.

•	The aggregate basis of a stockholder’s pre-Reverse Split shares will become the aggregate basis of the shares held by such stockholder immediately after the Reverse Split.

•	The holding period of the shares owned immediately after the Reverse Split will include the stockholder’s holding period before the Reverse Split.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the solicitation of stockholder votes with regard to a proposed reverse split of our Common Stock

PROPOSAL 2 – AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR DOMICILE

The Company has received stockholder approval to amend its Charter to change its place of incorporation from Wyoming to Delaware (the "Domicile Change").

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The Domicile Change

The Company will change its state of incorporation from the State of Wyoming to the State of Delaware by the merger of the Company and a Delaware corporation established by the Company in Delaware, Fonon Corporation (the " Merger"). The Domicile Change will be accomplished by the filing of (i) Articles of Merger (the “Wyoming Articles of Merger”) with the Secretary of State of Wyoming, and (ii) Certificate of Ownership and Merger (the “Delaware Certificate of Merger”) with the Secretary of State of Delaware, by which the surviving corporation will be Fonon Corporation. Pursuant to the Plan of Merger, each outstanding share of Common Stock, $0.001 par value per share, of Mabwe Minerals Inc. (“Wyoming Common Stock”) will be converted into one share of common stock, $0.001 par value per share, of the Fonon Corporation (“Delaware Common Stock”), and each outstanding and unexercised option, warrant or other right to purchase Wyoming Common Stock will become an option, warrant or other right to purchase Delaware Common Stock on the basis of one share of Wyoming Common Stock for each share of Delaware Common Stock. The Company’s Board of Directors and officers immediately prior to the Merger, will be the Board of Directors and officers of the surviving entity, Fonon Corporation, the Delaware corporation, immediately following the Merger. The Certificate of Incorporation and Bylaws of Fonon Corporation, attached hereto as Exhibits A and B, will become the Certificate of Incorporation and Bylaws of the Company. The Domicile Change is being effected so that the change in the Company’s state of incorporation is more closely aligned with its business as now conducted and as contemplated by the Company.

Effective Date

The Merger will become effective immediately upon the filing of the  Colorado Articles of Merger with the Office of the Secretary of State of Wyoming and the filing of the Delaware Certificate of Merger with the Office of the Secretary of the State of Delaware. The filing will be made at least 20 days after the date this Information Statement is first mailed to the Company’s shareholders.

Effects of the Domicile Change

In order to effect the change of domicile described above, the Company will merge with and into its wholly-owned subsidiary, Mabwe Minerals Inc. (the “Change in Domicile Merger”) in accordance with the terms of the Plan of Merger. The Change in Domicile Merger will have no impact on the business of the Company, its employees or officers. Shareholders who oppose the Change in Domicile Merger do not have any dissenters’ or appraisal rights.

Upon the effectiveness of the Change in Domicile Merger, and giving effect to the change of corporate name:

(i) the Company will be merged with and into its wholly-owned subsidiary, Fonon Corporation, a Delaware corporation and the surviving entity, and the Company will cease being governed by Delaware's corporation laws;

(ii) the Company’s previous Articles of Incorporation and the Company’s previous Bylaws will be replaced in their entirety with Fonon Corporation’s Certificate of Incorporation and Fonon Corporation’s Bylaws subject to Delaware law;

(iii) the Company will be named “Fonon Corporation”;

(iv) all of the shares of the wholly-owned subsidiary, Fonon Corporation, outstanding immediately prior to the Change in Domicile Merger will be canceled;

(v) each outstanding (a) share of Wyoming Common Stock will be converted into one share of Delaware Common Stock, and (b) each outstanding  and unexercised option, warrant or other right to acquire Wyoming Common Stock will become an option, warrant or other right to acquire shares of Delaware Common Stock;

(vi) each director and officer of the Company immediately preceding the Change in Domicile Merger will be the officers and directors of the Company immediately following the Change in Domicile Merger Delaware continues to hold their respective offices with Delaware Corporation; and

(vii) the surviving corporation will assume all of the liabilities of the Company.

The Change in Domicile Merger will be consummated in accordance with the Plan of Merger, attached hereto as Exhibit C, under which the Company, a Wyoming corporation, will merge with and into its wholly-owned subsidiary, Fonon Corporation, a Delaware corporation.

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The Change in Domicile Merger will cause:

(i)	a change in our legal domicile from Wyoming to Delaware; and

(ii)	other changes of a legal nature, the material aspects of which are described herein.

However, the Change in Domicile is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue as rights and obligations of the Company as a Delaware corporation. The Change in Domicile itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Change in Domicile) of the Company. The Company anticipates that its Common Stock will be quoted under the stock symbol “_____”.

Some Implications of the Change in Domicile

The Plan of Merger provides that the Company (the “Wyoming Corporation”) will merge with and into its wholly-owned subsidiary, Fonon Corporation, with Fonon Corporation being the surviving corporation (the “Delaware Corporation”). Under the Plan of Merger, the Delaware Corporation will assume all of the assets and liabilities of the Wyoming Corporation, and the Wyoming Corporation will cease to exist as a corporate entity. The surviving corporation will be named Fonon Corporation. The directors of the Wyoming Corporation will continue as the new directors of the surviving Delaware Corporation.

At the effective time of the Change in Domicile Merger, each of the outstanding shares of the Wyoming Corporation, $.001 par value per share, automatically will be converted into one share of common stock of Fonon Corporation, $.001 par value per share. Shareholders June, but will not be required to exchange their existing stock certificates for stock certificates of Fonon Corporation. Upon  request, we will issue new certificates to any shareholder that holds old Wyoming Corporation stock certificates, provided that such holder has surrendered the certificates representing new Delaware Corporation’s shares in accordance with the Plan of Merger. Any request for new certificates will be subject to normal requirements including proper endorsement, signature, guarantee and payment of any applicable fees and taxes.

Shareholders whose shares of common stock were freely tradable before the Change in Domicile Merger will own shares of the surviving corporation that are freely tradable after the Change in Domicile Merger. Similarly, any shareholders holding securities with transfer restrictions before the Change in Domicile Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Change in Domicile Merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the Change in Domicile Merger will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

After the Change in Domicile, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTCQB. The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

Certain Differences Between the Corporate Laws of Wyoming and Delaware

Because of differences between Wyoming corporation law and Delaware corporation law, as well as differences between the Company’s governing documents before and after the Change in Domicile Merger, the Change in Domicile Merger will effect certain changes in the rights of the Company’s stockholders. Summarized below are significant provisions of the Delaware General Corporation Law, as amended (the “GCL”), and the Wyoming Business Corporation Act, as amended (the “BCA”), along with the differences between the rights of the stockholders of the Company immediately before and immediately after the Change in Domicile resulting from the differences between the GCL and the BCA and the differences between Wyoming Corporation’s Articles of Incorporation and Wyoming Corporation’s by-laws, on the one hand, and the Delaware Cerrtificate of Incorporation and the Delaware Bylaws, on the other hand. The chart indicates all material changes between the corporate laws of Wyoming and Delaware. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the GCL, the BCA, Wyoming Corporation’s Articles of Incorporation, Wyoming Corporation’s By-Laws, the Delaware Certificate of Incorporation and the Delaware Bylaws.

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Provision	Delaware Law and Delaware Corporation’s Governing Documents	Wyoming Law and Wyoming Corporation’s Governing Documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation..	Wyoming law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the Articles of Incorporation fixes the number of directors.

	Delaware Corporation’s bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member, and no reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires..	The Wyoming Bylaws provide that the board of directors shall consist of not less than one director until changed by a bylaw amendment. The number of directors will be fixed from time to time by a bylaw or amendment duly adopted by the vote of at least a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of a majority of the outstanding shares entitled to vote, or by a vote of at least a majority of directors who constitute the board of directors.

Classified Board of Directors	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The Certificate of Incorporation June provide that one or more directors June have voting powers greater than or less than those of other directors. Further, the Certificate of Incorporation June provide that holders of any class or series of stock shall have the right to elect one or more directors.	Wyoming law permits any Wyoming corporation to classify its board of directors into as many as three classes with staggered terms of office.

	Delaware Corporation has a classified board but there are no charter provisions regarding one or more directors having voting powers greater than or less than those of other directors nor that holders of any class or series of stock shall have the right to elect one or more directors.	Wyoming Corporation does not currently have a classified board of directors.

Removal of Directors	With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board June be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

	Delaware Corporation's directors June be removed only for cause since Delaware Corporation has a classified Board.	With limited exceptions applicable to directors elected by a voting group of shareholders and if the Articles of Incorporation provide that a director June be removed only for cause, under Wyoming law directors of a corporation June be removed with or without cause, if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director..

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	Delaware Corporation’s Bylaws provide that any director June be removed only for cause if the number of votes cast in favor or removal constitute a majority.	The Wyoming Articles of Incorporation provides that any director June be removed, with or without cause, at a meeting of stockholders. A vacancy created by removal of a director June be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

Board Action by Written Consent

Delaware law provides that, unless the Certificate of Incorporation or Bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof June be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule..

Wyoming law provides that, unless the Articles of Incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof June be taken without a meeting if the requisite number of the members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. The corporation is required to provide notice of any action by written consent to nonvoting or non-consenting directors within ten days after written consents to take an action have been delivered to the corporation.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Interested Party Transactions	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.	Under Wyoming law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the qualified directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

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Delaware Corporation’s Certificate of Incorporation and Bylaws did not place restrictions on interested party transactions in addition to those in the GCL.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Special Meetings of Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

The Delaware Certificate of Incorporation provides that special meetings of the stockholders June be called by the board of directors, the chair of the board, the chief executive officer, the president, or the secretary at any time.

Wyoming law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting.

The Wyoming Bylaws provide that special meetings of the stockholders June be called by the board of directors, the chair of the board, the chief executive officer, the president, or the secretary at any time.

Failure to Hold an Annual Meeting of Stockholders

Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation June apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Wyoming law provides that if a corporation fails to hold an annual meeting at the time stated in or fixed under the corporation's bylaws it shall not affect the validity of any corporate action. Wyoming law states that a director who is not part of a classified board has a terms that expires at the next shareholders meeting at which directors are elected.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

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Cumulative Voting	A Delaware corporation June provide for cumulative voting in the corporation’s certificate of incorporation. The Delaware Certificate of Incorporation does not provide for cumulative voting.	A Wyoming corporation June provide for cumulative voting in the corporation’s Articles of Incorporation.

The Wyoming Articles of Incorporation does not provide for cumulative voting.

Vacancies	All vacancies and newly created directorships on the board of directors of a Delaware corporation June be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery June, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.	All vacancies and newly created directorships on the board of directors of a Wyoming corporation June be filled by the shareholders or a majority of the directors then in office, though less than a quorum, unless the Articles of Incorporation provide otherwise.

	The Delaware Bylaws provides that if a vacancy is created by the expansion of the board of directors or by the death, resignation, or removal of a director then, in such cases, the vacancy so created June be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.	The Wyoming Bylaws provide that if a vacancy is created by the expansion of the board of directors or by the death, resignation, or removal of a director then, in such cases, the vacancy so created June be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

Stockholder Voting Provisions	Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.	Under Wyoming law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

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	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.	The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Stockholder Action by Written Consent

Unless the Certificate of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders June be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Under Wyoming law any action required or permitted to be taken at a meeting of the stockholders June be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Wyoming law requires the corporation to give ten days' notice of the taking of corporate action without a meeting by less than unanimous written consent to those non-consenting voting stockholders.

The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Vote for Mergers and Other Corporate Reorganizations	In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.	In general, unless the Articles of Incorporation or the Board of directors require a greater vote, Wyoming law requires authorization by stockholders at a meeting at which a quorum exists, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Wyoming law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the plan of merger does not amend the existing Articles of Incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, and the voting power of the shares that are issued and issuable do not exceed 20% of the voting power of the shares of the corporation that are outstanding immediately before the transaction..

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	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.	The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Dissenters’ Rights of Appraisal; Appraisal Rights

Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets, or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

Under the BCA, a dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the GCL are available to both record holders and in limited circumstances to beneficial holders.

	Delaware Corporation’s Certificate of Incorporation and Bylaws do not contain provisions related to appraisal rights.	Wyoming Corporation’s Articles of Incorporation and Bylaws do not contain provisions related to appraisal rights.

Shareholder Rights to Examine Books and Records

Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the BCA, except: (i) there is no requirement that a stockholder has been a shareholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder June apply to the Court of Chancery for an order to compel such inspection.

Under the BCA, the inspection rights of the stockholders of a corporation are the same as under the DGCL, except a stockholder must have been a shareholder for at least six months and owns at least 5% of all outstanding shares of any class of shares when the demand is made. If a corporation refuses to permit inspection or does not reply to the demand the stockholder June apply to the district court where the corporation's principal office is located or if not located in Wyoming where its registered office is located for an order to compel such inspection.

	Delaware Corporation’s Certificate of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.	Wyoming Corporation’s Articles of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.

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Amendment or Repeal of Bylaws

The DGCL provides that stockholders June amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation June, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the bylaws June be adopted, amended or repealed (i) by the board of directors, or (ii) upon the approval of the holders of at least a majority of the outstanding common stock. The stockholders June repeal or amend the bylaws as amended by the board of directors. In addition, the board of directors shall not amend any bylaws fixing the qualifications, classifications or terms of the board of directors.

The BCA provides that stockholders June amend the bylaws and, if provided in its Articles of Incorporation, the board of directors also has this power. Under the BCA, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation June, in its Articles of Incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

The Wyoming Articles of Incorporation and the Wyoming Bylaws provide that the bylaws June be adopted, amended or repealed by the board of directors, or (ii) upon the approval of the holders of at least a majority of the outstanding common stock. The stockholders June repeal or amend the bylaws as amended by the board of directors. In addition, the board of directors shall not amend any bylaws fixing the qualifications, classifications or terms of the board of directors.

Amendment or Repeal of Certificate or Articles of Incorporation

Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Delaware Certificate of Incorporation expressly reserves the right to amend or repeal any provision contained in the Delaware Certificate of Incorporation in the manner prescribed by Delaware statute.

Under the BCA, stockholders are not entitled to enact an amendment to the Articles of Incorporation without appropriate action taken by the board of directors. Amendments to the Articles of Incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Wyoming Articles of Incorporation and Bylaws do not change these statutory rules.

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INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES;

LIMITATION ON PERSONAL LIABILITY

Indemnification	Permissive Indemnification - Non-Derivative Actions. Under the DGCL, a corporation June indemnify an indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).	Permissible Indemnification – Non-Derivative Actions. Under the BCA, a corporation June indemnify an indemnitee who was or is a party to any proceeding against reasonable expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).

Permissive Indemnification - Derivative Actions. In the case of derivative actions, a corporation June indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification June be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

Permissive Indemnification – Derivative Actions. In the case of derivative actions, a corporation June indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification June be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the BCA’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

Standard of Conduct	Under the DGCL, the Standard of Conduct requires that an indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination June be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.	Under the BCA, the Standard of Conduct requires that an indemnitee conducted himself in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination June be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are fewer than two qualified directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

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	The Delaware Certificate of Incorporation and Bylaws provide that Delaware Corporation shall indemnify its directors, officers and other agents to the fullest extent authorized by the DGCL. Delaware Corporation is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.	The Wyoming Articles of Incorporation and Bylaws provide that Wyoming Corporation shall indemnify its directors, officers and other agents to the fullest extent authorized by the BCA. The Wyoming Corporation is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.

Advancement of Expenses

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding June be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by law.

Wyoming law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding June be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Wyoming corporation has the discretion to decide whether or not to advance expenses.

	The Delaware Bylaws provide that Delaware Corporation June advance expenses to any officer or director in advance of the final disposition of the proceeding.	The Wyoming Bylaws provide that Wyoming Corporation June advance expenses to any officer or director in advance of the final disposition of the proceeding.

Limitation on Personal Liability of Directors	A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.	A Wyoming corporation is permitted to adopt provisions in its Articles of Incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

	The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of Delaware Corporation will be personally liable to Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.	The Wyoming Articles of Incorporation provides that, to the fullest extent permitted by Wyoming law, no director of Wyoming Corporation will be personally liable to Wyoming Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

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ANTI-TAKEOVER STATUTES

Business Combination Statute	Under Delaware law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2 /3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.	Under Wyoming law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2 /3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Wyoming law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.

The Delaware Certificate of Incorporation does not opt out of the business combination statutes. However, Delaware Corporation is not currently subject to these provisions because Delaware Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Fonon becomes subject to Section 203 in the future, Section 203 of the DGCL under certain circumstances June make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Fonon for a three-year period. The provisions of Section 203 of the DGCL June encourage companies interested in acquiring Fonon to negotiate in advance with the Fonon Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

These provisions do not apply, among other exceptions, if (i) the corporation’s original Articles of Incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its Articles of Incorporation or bylaws expressly electing not to be governed by these provisions.

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The Wyoming Articles of Incorporation does not opt out of the business combination statutes. However, Wyoming Corporation is not currently subject to these provisions because Wyoming Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Mabwe Minerals Inc. becomes subject to Section 203 in the future, Section 203 of the BCA under certain circumstances June make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Mabwe Minerals Inc. for a three-year period. The provisions of the Wyoming Management Stability Act June encourage companies interested in acquiring Mabwe Minerals Inc. to negotiate in advance with the Mabwe Minerals Inc. Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

FRANCHISE TAX

Franchise Tax	The State of Delaware requires corporations, including Fonon, to pay an annual franchise tax.	The State of Wyoming requires corporations, including Mabwe Minerals Inc., to pay an annual franchise tax.

AUTHORIZED CAPITAL STOCK

Authorized Capital Stock	The Delaware Certificate authorizes 505,000,000 shares of capital stock, par value $.001 per share, 500,000,000 of which are shares of common stock and 5,000,000 of which are shares of preferred stock. Immediately following the Change in Domicile Merger, Fonon will have, 46,570,000 shares of common stock and no shares of preferred stock outstanding.	The Wyoming Articles of Incorporation authorizes 500,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, no par value.

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The foregoing description is not a complete statement of the rights of our stockholders and our stockholders should refer to the full text of, and decisions interpreting, Wyoming law and Delaware law for a complete understanding of their rights. Many provisions of the GCL and the BCA June be subject to differing interpretations, and the discussion offered herein June be incomplete in certain respects. As a result, the discussion contained herein is not a substitute for direct reference to the GCL and the BCA.

 PROPOSAL 4 – AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A CHANGE OF NAME OF THE COMPANY

The Company will change its name in its new Certificate of Incorporation from "Mabwe Minerals Inc." to "Fonon Corporation" since the Company will now be engaged in the business of 3D FUSION™ or 3D Laser Metal Sintering ("3D Laser Metal Printing"), an emerging additive metal nano powder manufacturing technology with a presence in numerous industries including medical, aerospace and defense and will no longer be engaged in the exploration and mining of gold and other industrial minerals, its prior business. The Board of the Company has concluded that the name of Fonon Corporation more clearly reflects its new focus and future prospects and will help build a brand identity. Accordingly, the Board has concluded that is in the best interests of the Company and its shareholders to amend its charter to change its name to "Fonon Corporation."

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Our voting securities consist of our Common Stock, par value $0.001 per share, of which 465,700,000 shares are outstanding. The following tables contain information regarding record ownership of our Common Stock as of July __, 2015 held by:

•	persons who own beneficially more than 5% of our outstanding voting securities;

•	our directors;

•	our executive officers; and

•	all of our directors and executive officers as a group.

Stockholders, Management and Directors	Shares Beneficially Owned		Percentage of Outstanding Shares Owned

Fonon Technologies, Inc. 400 Rinehart Road #1000, Lake Mary, FL 32746	325,241,608	[1]	65.0%

All directors and executive officers as a group (4 persons)	0		0%

(1) Mr. Dmitriy Nikitin makes all investment decisions on behalf of Fonon Technologies, Inc.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an Information Statement.

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Security holders sharing an address and receiving a single copy June request to receive a separate Information Statement at Fonon Corporation, 400 Rinehart Road, #1000, Lake Mary, FL 32746. Security holders sharing an address can request delivery of a single copy of Information Statements if they are receiving multiple copies June also request to receive a separate Information Statement at Fonon Corporation, 400 Rinehart Road, #1000, Lake Mary, FL 32746, telephone: (407) 477-5618.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.  Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates.  We believe that during the fiscal year ended December 31, 2014, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You June read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You June also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

 We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Fonon Corporation, 400 Rinehart Road, #1000, Lake Mary, FL 32746, telephone: (407) 477-5618.

Date: July __, 2015	Mabwe Minerals Inc.

By Order of the Board of Directors

	By:	/s/ Dmitriy Nikitin
Dmitriy Nikitin
President and Chief Executive Officer

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Exhibit A

CERTIFICATE OF INCORPORATION

OF

FONON CORPORATION

**************

THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

First: The name of the Corporation is Fonon Corporation

Second: The registered office of the Corporation is to be located at 1811 Silverside Road in the City of Wilmington in the County of New Castle, in the State of Delaware. The name of its registered agent at that address is Vcorp Services, LLC.

Third: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

Fourth: The total number of shares of stock which the Corporation is authorized to issue is 505,000,000 shares, of which 500,000,000 shares shall be Common Stock, par value $.001 per share, and 5,000,000 shall be preferred stock, par value $.001 per share. The Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of preferred stock, for series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series.

Fifth: The name and address of the Incorporator is as follows:

NAME	ADDRESS
Ernest M. Stern, Esq.	c/o Akerman LLP 750 9th Street, N.W., Suite 750 Washington, D.C. 20001

Sixth: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

(1)         The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the bylaws. Election of directors need not be by ballot unless the bylaws so provide.

(2)         The Board of Directors shall have power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the bylaws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens on all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

(3)         The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such contract or act, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interest, or for any other reason.

(4)         In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, to the provisions of this Certificate, and to the provisions of any bylaws from time to time made by the stockholders or by the Board of Directors; provided, however, that no bylaws so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

Seventh: The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

Eighth: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

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Ninth: The liability of the Corporation’s directors to the Corporation or its stockholders shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. No amendment to or repeal of this ARTICLE NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

Tenth: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of July, 2015.

/s/ Ernest M. Stern
Ernest M. Stern

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Exhibit B

BYLAWS OF FONON CORPORATION

(A DELAWARE CORPORATION)

ARTICLE I - CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The registered office of the Corporation shall be fixed in the corporation's certificate of incorporation, as the same may be amended from time to time.

1.2 OTHER OFFICES.

The corporation's Board of Directors (the "Board") may at any time establish branch or other offices at any place or places where the corporation is qualified to do business.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the General Corporation Law of Delaware (the "DGCL"). In the absence of any such designation or determination, stockholders' meetings shall be held at the corporation's principal executive office.

2.2 ANNUAL MEETING.

The annual meeting of stockholders shall be held each year. The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3 SPECIAL MEETING.

A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4 ADVANCE NOTICE PROCEDURES; NOTICE OF STOCKHOLDERS' MEETINGS.

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not more than one hundred twenty (120) calendar days nor less than ninety (90) calendar days before the one year anniversary of the date on which the corporation first mailed its proxy statement to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the prior year's meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (i). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (i), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(ii) Only persons who are nominated in accordance with the procedures set forth in this paragraph (ii) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (ii). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (i) of this Section 2.4. Such stockholder's notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (i) of this Section 2.4. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (ii). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

These provisions shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the board of directors, but in connection therewith no new business shall be acted upon at any such meeting unless stated, filed and received as herein provided. Notwithstanding anything in these bylaws to the contrary, no business brought before a meeting by a stockholder shall be conducted at an annual meeting except in accordance with procedures set forth in this Section 2.4. All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be given either (i) personally, (ii) by private courier, (iii) by first- or third-class United States mail, (iv) by other written communication, or (v) by electronic transmission as provided in Section 8.1 or other wireless means. Notices not personally delivered shall be sent postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or by courier or deposited in the mail or sent by other means of written communication or by electronic transmission or other wireless means.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6 QUORUM.

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7 ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8 CONDUCT OF BUSINESS.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9 VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Except as otherwise provided by the DGCL or the certificate of incorporation, when a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy shall decide any action brought to vote before such meeting, other than the election of directors for which the vote of a plurality of the shares having voting power present in person or represented by proxy is required. There shall be no cumulative voting in the election of directors.

2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action required or permitted to be taken by the stockholders of the corporation at a duly called annual or special meeting of stockholders of the corporation may be effected by a consent in writing by such stockholders.

2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) calendar days nor less than ten (10) calendar days before the date of such meeting, nor more than sixty (60) calendar days prior to any other such action.

If the Board does not so fix a record date:

(i)   The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)   The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12 PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder as proxy by executing an instrument in writing or by authorizing the transmission of a telegram, cablegram or other means of electronic transmission (provided that any such telegram, cablegram, or other means of electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person) and filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) calendar days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation's principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14 INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i)	determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)	receive votes, ballots or consents;

(iii)	hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)	count and tabulate all votes or consents;

(v)	determine when the polls shall close;

(vi)	determine the result; and

(vii)	do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1 POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

The directors of the corporation shall be divided into two or more classes in accordance with Section 3.12 of these bylaws.

3.4 RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies, including vacancies resulting from the removal of a director pursuant to Section 3.11 of these bylaws, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i)	delivered personally by hand, by courier or by telephone;

(ii)	sent by United States first-class mail, postage prepaid;

(iii)	sent by facsimile; or

(iv)         sent by electronic mail, directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation's records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation's principal executive office) nor the purpose of the meeting.

3.8 QUORUM.

At all meetings of the Board, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS.

Any director may be removed from office by the stockholders of the corporation only for cause.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

3.12 CLASSIFICATION OF DIRECTORS

The directors shall be classified in respect of the time for which they shall severally hold office as follows:

(1)  Each class shall be as nearly equal in number as possible.

(2)  The term of office of at least one class shall expire in each year.

(3)  With the exception of the classes of the initial board of directors, the members of each class shall be elected for a period of three years.

(4)  The initial Board of Directors shall be classified into three (3) classes with (i) Class I serving until the annual meeting of stockholders next following January 31, 2016; (ii) Class II serving until the annual meeting of stockholders next following January 31, 2017; (ii) and Class III serving until the annual meeting of stockholders next following January 31, 2018; in each case such directors shall serve until a successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

ARTICLE IV - COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board may, by resolution passed by a majority of the authorized number of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings and meetings by telephone);

(ii)	Section 3.6 (regular meetings);

(iii)	Section 3.7 (special meetings and notice);

(iv)	Section 3.8 (quorum);

(v)	Section 3.9 (action without a meeting); and

(vi)	Section 7.12 (waiver of notice) with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however:

(i)	the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)	special meetings of committees may also be called by resolution of the Board; and

(iii)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V - OFFICERS

5.1 OFFICERS.

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 and 5.5 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES.

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section 5.2.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 CHAIRPERSON OF THE BOARD.

The chairperson of the Board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chairperson of the Board, then the chief executive officer of the corporation shall have the powers and duties prescribed herein.

5.8 CHIEF EXECUTIVE OFFICER.

Subject to such supervisory powers, if any, as may be given by the Board to the chairperson of the Board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the Board, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairperson of the Board, at all meetings of the Board.

5.9 PRESIDENT.

Subject to such supervisory powers, if any, as may be given by the Board to the chief executive officer, if there be such an officer, the president of the corporation shall, subject to the control of the Board, have general supervision over the operations of the corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these bylaws.

5.10 VICE PRESIDENTS.

In the absence or disability of the president, and if there is no chairperson of the Board, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the president or the chairperson of the Board.

5.11 SECRETARY.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of the Board, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, and, if certificates have been issued, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

5.12 CHIEF FINANCIAL OFFICER.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board. He or she shall disburse the funds of the corporation as may be ordered by the Board, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these bylaws.

5.13 AUTHORITY AND DUTIES OF OFFICERS.

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI - RECORDS AND REPORTS

6.1 MAINTENANCE AND INSPECTION OF RECORDS.

The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business, at such stockholder's expense, to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal executive office.

6.2 INSPECTION BY DIRECTORS.

Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII - GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The corporation also may issue paperless book-entry shares as a pre-condition for inclusion in the DWAC/FAST and DRS Profile systems offered by The Depository Trust & Clearing Corporation.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 SPECIAL DESIGNATION ON CERTIFICATES.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a business entity and a natural person.

7.6 DIVIDENDS.

The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

7.7 FISCAL YEAR.

The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

To the extent that certificates have been issued, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.10 STOCK TRANSFER AGREEMENTS.

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11 REGISTERED STOCKHOLDERS.

The corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12 WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

7.13 FORUM FOR ADJUDICATING DISPUTES.  Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or such other court in the State of Delaware should the Court of Chancery not have jurisdiction) shall be shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (d) any action asserting a claim governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section.

ARTICLE VIII - NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)       if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)      if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)     if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)     if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3 INAPPLICABILITY.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

ARTICLE IX - INDEMNIFICATION

9.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the corporation who was or is made or is threatened to be made a party or otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING") by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the written request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.

9.2 INDEMNIFICATION OF OTHERS

The corporation may indemnify and hold harmless, to the extent permitted by the DGCL as it presently exists or may hereafter be amended, any employee or agent of the corporation who was or is made or is threatened to be made a party or otherwise involved in any Proceeding by reason of the fact that he or she is or was an employee or agent of the corporation or is or was serving at the written request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or enterprise against expenses actually and reasonably incurred by such person in connection with any such Proceeding.

9.3 PREPAYMENT OF EXPENSES

The corporation shall pay the expenses incurred by any officer or director of the corporation, and may pay the expenses incurred by any employee or agent of the corporation, in defending any Proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 DETERMINATION; CLAIM

If a claim for indemnification or payment of expenses under this Article IX is not paid in full within sixty days after a written claim therefor has been received by the corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.

9.5 NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7 OTHER INDEMNIFICATION

The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 AMENDMENT OR REPEAL

Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the board of directors or a majority of the stockholders entitled to vote thereon.